EXHIBIT 21.01
SUBSIDIARIES OF REGISTRANT

Name of Subsidiary	Jurisdiction of Organization
Flextronics Holding GmbH	Austria
Flextronics International GmbH	Austria
Flextronics International GmbH & Co. Mfg. KG	Austria
Hotman Handelsgesellschaft mbH	Austria
Flextronics Bermuda Ltd.	Bermuda
Chatham Technologies Do Brasil Ltda.	Brazil
Flextronics Armazens Gerais Ltda.	Brazil
Flextronics international Da Amazonia Ltda.	Brazil
Flextronics International Equipamentos E Servicos Ltda.	Brazil
Flextronics International Tecnologia Ltda.	Brazil
Garner Prestadora de Servicos de Assessoria e Consultoria Ltda.	Brazil
Multek Brasil Ltda.	Brazil
2005878 Ontario Inc.	Canada
Flextronics (Canada) Inc.	Canada
Flextronics Canada Design Services, Inc.	Canada
Flextronics Tecnologia Do Brasil Ltd.	Cayman Islands
Multek International Ltd.	Cayman Islands
Vista Point Technologies (Cayman) Ltd.	Cayman Islands
Flextronics Computer (Shanghai) Co., Ltd.	China
Flextronics Electron (Shanghai) Co., Ltd.	China
Flextronics Enclosure (Shenzhen) Ltd.	China
Flextronics Enclosure (Zhuhai) Co., Ltd.	China
Flextronics Enclosure Systems (Changzhou) Ltd.	China
Flextronics Industrial (Shenzhen) Co., Ltd.	China
Flextronics Industrial (Zhuhai) Co., Ltd.	China
Flextronics Logistics (Shanghai) Co., Ltd.	China
Flextronics Logistics (Zhuhai) Co., Limited	China
Flextronics Manufacturing (Shanghai) Co., Ltd.	China
Flextronics Plastic (Shanghai) Co., Ltd.	China
Flextronics Plastic Technology (ShenZhen) Ltd.	China
Flextronics Technology (Shanghai) Co., Ltd.	China
Flextronics Technology (ShenZhen) Co., Ltd.	China
Flextronics Technology (Zhuhai) Co. Ltd.	China
Flextronics Trading (Shanghai) Co., Ltd.	China
Forest Keyboard Manufacturing (ShenZhen) Ltd.	China
Multek (FTZ) Limited	China
Multek China Limited	China
Multek Electronics Limited	China
Multek Hong Kong Limited	China
Multek Industries Limited	China
Multek Technology (Zhuhai) Co., Limited	China
Multek Zhuhai Limited	China
FLX Cyprus II Limited	Cyprus
Flextronics Design S.R.O.	Czech Republic
Flextronics International s.r.o.	Czech Republic
Flextronics International Denmark A/S	Denmark
Flextronics International Manufacturing Denmark ApS	Denmark
Flextronics Purdnap APS	Denmark
Flextronics Holding Finland Oy	Finland
Flextronics International Finland Oy	Finland
Flextronics Mechanicals Oy	Finland
Flextronics ODM Finland Oy	Finland
Chatham Technologies Holding France SAS	France
Flextronics Chateaudun S.N.C.	France
Flextronics Holding France S.A.	France
Flextronics International France S.A.	France

Name of Subsidiary	Jurisdiction of Organization
Flextronics Laval S.N.C.	France
Flextronics St-Etienne S.N.C.	France
Grolleau SAS	France
Flextronics Germany Holding GmbH	Germany
Flextronics International Germany GmbH & Co. KG	Germany
Flextronics Network Services GmbH	Germany
Flextronics Verwaltungs GmbH	Germany
Multilayer Technology Geschaeftsfuehrungs-GmbH	Germany
Multilayer Technology GmbH & Co. KG	Germany
Astron Group Limited	Hong Kong
Charter Pacific Industries Limited	Hong Kong
Flex-Comp Limited	Hong Kong
Flextronics Electronics (H.K.) Limited	Hong Kong
Flextronics Enclosures (Hong Kong) Ltd.	Hong Kong
Flextronics Industries (H.K.) Ltd.	Hong Kong
Flextronics Logistics (Hong Kong) Ltd.	Hong Kong
Flextronics Manufacturing (H.K.) Ltd.	Hong Kong
Flextronics Plastic (Asia Pacific) Limited	Hong Kong
International Display Works (Hong Kong) Ltd.	Hong Kong
M&S System Limited	Hong Kong
The DII Group (BVI) Co. Limited	Hong Kong
The Dii Group Asia Limited	Hong Kong
Vastbright PCB (Holding) Limited	Hong Kong
Broadway Industrial Hungary Kft.	Hungary
Flextronics International Kft.	Hungary
Flextronics Logistics Kft.	Hungary
Noradel VKFT	Hungary
Flextronics Design Consumer Electronics (India) Private Limited	India
Flextronics Design Limited	India
Flextronics Technologies (India) Pvt Ltd.	India
Calmwaters Limited	Ireland
Flextronics (UK) Design Services Limited	Ireland
Flextronics International Ireland Limited	Ireland
Flextronics Ireland Limited	Ireland
Flextronics LMS Limited	Ireland
Flextronics Logistics Limited	Ireland
Flextronics Research & Development Limited	Ireland
IEC Holdings Limited	Ireland
Irish Express Cargo Limited	Ireland
Irish Express Cargo Technology Software Limited	Ireland
Irish Express Logistics Limited	Ireland
Lightning Metal Specialities E.M.F. Limited	Ireland
Stelton Limited	Ireland
Flextronics (Israel) Ltd.	Israel
Flextronics OTM Ltd.	Israel
Flextronics Design SRL	Italy
Flextronics Italy S.P.A.	Italy
Flextronics S.R.L.	Italy
Flextronics Aichi K.K.	Japan
Flextronics Design Japan K.K.	Japan
Flextronics Japan K.K.	Japan
Flextronics Technologies Japan K.K.	Japan
Flextronics Design Korea Ltd.	Korea
Flextronics ODM Luxembourg SA	Luxembourg
Vista Point Technologies (Lux) S.a r.l.	Luxembourg
Flextronics (Malaysia) Sdn. Bhd.	Malaysia
Flextronics Design Labuan Ltd.	Malaysia
Flextronics Ind. (Malaysia) Sdn. Bhd.	Malaysia
Flextronics Industries Marketing (L) Ltd.	Malaysia
Flextronics International Aguascalientes (L) Ltd.	Malaysia
Flextronics International Latin America (L) Ltd.	Malaysia
Flextronics International Marketing (L) Ltd.	Malaysia

Name of Subsidiary	Jurisdiction of Organization
Flextronics International PS (L) Limited	Malaysia
Flextronics Logistics (Malaysia) Sdn. Bhd.	Malaysia
Flextronics Manufacturing (M) Sdn. Bhd.	Malaysia
Flextronics Marketing (L) Ltd.	Malaysia
Flextronics Mechanicals Marketing (L) Ltd.	Malaysia
Flextronics Plastics (M) Sdn. Bhd.	Malaysia
Flextronics Sales & Marketing North Asia (L) Ltd.	Malaysia
Flextronics Technology (Malaysia) Sdn. Bhd.	Malaysia
Flextronics Technology (Shah Alam) Sdn. Bhd.	Malaysia
Flextronics Technology Sdn. Bhd.	Malaysia
Flextronics Electronics (Mauritius) Limited	Mauritius
Flextronics Industries (Mauritius) Limited	Mauritius
Flextronics International Asia-Pacific Ltd.	Mauritius
Flextronics International Management Services Ltd.	Mauritius
Flextronics Resources Limited	Mauritius
Flextronics Sales & Marketing (A-P) Ltd.	Mauritius
Flextronics Sales & Marketing (China) Ltd.	Mauritius
Flextronics Sales and Marketing Consumer Digital Ltd.	Mauritius
Flextronics SMI (China) Ltd.	Mauritius
Flextronics Telecom Systems Ltd.	Mauritius
Multek Technologies Limited	Mauritius
Power Systems Technologies Ltd.	Mauritius
Vista Point Technologies (Mauritius) Ltd.	Mauritius
Flextronics Aguascalientes Servicios, S.A. de C.V.	Mexico
Flextronics Holdings Mexico, S.A. de C.V.	Mexico
Flextronics Logistics S.A. de C.V.	Mexico
Flextronics Manufacturing Aguascalientes, S.A. de C.V.	Mexico
Flextronics Manufacturing Juarez S. de R.L. de C.V.	Mexico
Flextronics Manufacturing Mex, S.A. de C.V.	Mexico
Flextronics Network S.A. de C.V.	Mexico
Flextronics Plastics S.A. de C.V.	Mexico
Flextronics Real Estate Puebla S. de R.L. de C.V.	Mexico
Flextronics Servicios Mexico, S. de R.L. de C.V.	Mexico
Grupo Flextronics S.A. de C.V.	Mexico
Parque de Tecnologia Electronica, S.A. de C.V.	Mexico
Chatham International Holdings B.V.	Netherlands
DII Europe B.V.	Netherlands
DII International Holdings CV	Netherlands
Flextronics Central Europe B.V.	Netherlands
Flextronics International Cork B.V.	Netherlands
Flextronics International Europe B.V.	Netherlands
Flextronics Logistics B.V.	Netherlands
Flextronics ODM Netherlands NV	Netherlands
Flextronics International N.V.	Netherlands Antilles
Flextronics International Norway AS	Norway
Flextronics International Passive Components and Transformers Poland SP. Z.O.O.	Poland
Flextronics International Plastic Components Poland SP. z.o.o	Poland
Flextronics International Poland Sp z.o.o.	Poland
Flextronics — Consultadoria e Servicos Lda	Portugal
Flextronics China Holding (Singapore) Pte. Ltd.	Singapore
Flextronics Design Asia Pte. Ltd.	Singapore
Flextronics Distribution Centre (Singapore) Pte. Ltd.	Singapore
Flextronics Holding (Singapore) Pte. Ltd.	Singapore
Flextronics Industries Singapore Ltd.	Singapore
Flextronics International (Singapore Group) Pte. Ltd.	Singapore
Flextronics International Holdings Pte. Ltd.	Singapore
Flextronics International Singapore Pte. Ltd.	Singapore
Flextronics Logistics (Singapore) Pte. Ltd.	Singapore
Flextronics Mechanicals Singapore Pte. Ltd.	Singapore
Flextronics Mould Manufacturing Pte. Ltd.	Singapore
Flextronics Plastics (Singapore) Pte. Ltd.	Singapore
Flextronics Technology (Singapore) Pte. Ltd.	Singapore

Name of Subsidiary	Jurisdiction of Organization
Vista Point Technologies (Singapore) Pte. Ltd.	Singapore
Flextronics South Africa (Proprietary) Limited	South Africa
Flextronics Design SL	Spain
Flextronics Enclosure Systems AB	Sweden
Flextronics Group Sweden AB	Sweden
Flextronics Holdings AB	Sweden
Flextronics International Group Sweden AB	Sweden
Flextronics International Sweden AB	Sweden
Flextronics Network Services Holding Sweden AB	Sweden
Flextronics Network Services Sweden AB	Sweden
Swedform AB	Sweden
Swedform Flextronics Systems AB	Sweden
Swedform Holdings AB	Sweden
Wavebreaker AB	Sweden
Flextronics International Taiwan Ltd.	Taiwan
MCE Industries (Thailand) Ltd.	Thailand
Flextronics LLC / T.O.V. (Fabrik Flextronics GmbH)	Ukraine
Radioplant of Beregovo / Beregivskiy Radiozavod	Ukraine
Torchprilad (Limited Liability Company Firm “Tochprylad”)	Ukraine
Express Cargo Forwarding Limited	United Kingdom
Flextronics Holdings UK Limited	United Kingdom
Flextronics International (UK) Ltd.	United Kingdom
Flextronics International Telecom Manufacturing Limited	United Kingdom
Flextronics Limited	United Kingdom
Flextronics Semiconductor Ltd.	United Kingdom
Flextronics Design PDG, Inc.	United States, California
Flextronics Foundation	United States, California
Flextronics International PA, Inc.	United States, California
Flextronics International USA, Inc. (FIUI)	United States, California
Flextronics Logistics USA, Inc.	United States, California
Multilayer Technology, Inc.	United States, California
Flextronics AP, LLC	United States, Colorado
Flextronics Cayman Ltd.	United States, Colorado
Flextronics Distribution, Inc.	United States, Colorado
Flextronics Enclosure Systems, Inc.	United States, Colorado
Flextronics Enclosures, Inc.	United States, Colorado
Flextronics Enterprise Solutions, Inc.	United States, Colorado
Flextronics Global Procurement Ltd.	United States, Colorado
Flextronics Holding USA, Inc.	United States, Colorado
Flextronics Holdings Texas LLC	United States, Colorado
Flextronics International Holding Corp.	United States, Colorado
Flextronics International Sales Ltd.	United States, Colorado
Flextronics Manufacturing Texas LLC	United States, Colorado
Flextronics Mexico, Inc.	United States, Colorado
Flextronics Nevada, Inc.	United States, Colorado
Flextronics Photonics PPT, Inc.	United States, Colorado
Flextronics Photonics Wave Optics, Inc.	United States, Colorado
Flextronics USA, Inc.	United States, Colorado
KMOS Semiconductor, Inc.	United States, Colorado
Multek Flexible Circuits, Inc.	United States, Colorado
Multek Texas, Inc.	United States, Colorado
Multilayer Tek L.P.	United States, Colorado
Precision Optical Systems, Inc.	United States, Colorado
Vista Point Technologies (Colorado) LLC	United States, Colorado
Tessflex, LLC	United States, Delaware
Vista Point Technologies (USA) Inc.	United States, Delaware
Vista Point Technologies (USA-IDW) Inc.	United States, Delaware
Flextronics Metal Specialties, Inc.	United States, Illinois
Flextronics Photonics FICO, Inc.	United States, Massachusetts
Flextronics Systems Texas Ltd.	United States, Texas